presentation FEBRUARY 2021 NASDAQ: FCFS FORT WORTH, TEXAS USA EXHIBIT 99.1

FIRSTCASH INVESTOR RELATIONS 2 FORWARD-LOOKING STATEMENTS THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, THE RISKS, UNCERTAINTIES AND REGULATORY DEVELOPMENTS (1) RELATED TO THE COVID-19 PANDEMIC, WHICH INCLUDE RISKS AND UNCERTAINTIES RELATED TO THE CURRENT UNKNOWN DURATION AND SEVERITY OF THE COVID-19 PANDEMIC, INCLUDING ANY VARIANTS OF THE COVID-19 VIRUS, THE TIMING, AVAILABILITY AND EFFICACY OF THE COVID-19 VACCINES IN THE JURISDICTIONS IN WHICH THE COMPANY OPERATES, THE IMPACT OF GOVERNMENTAL RESPONSES THAT HAVE BEEN, AND MAY IN THE FUTURE BE, IMPOSED IN RESPONSE TO THE PANDEMIC, INCLUDING STIMULUS PROGRAMS WHICH COULD ADVERSELY IMPACT LENDING DEMAND AND REGULATIONS WHICH COULD ADVERSELY AFFECT THE COMPANY’S ABILITY TO CONTINUE TO FULLY OPERATE, POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR BOTH THE COMPANY’S PAWN LOAN AND RETAIL PRODUCTS, THE DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING, AND CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO AND (2) THOSE DISCUSSED AND DESCRIBED IN THE COMPANY’S 2020 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON FEBRUARY 1, 2021, INCLUDING THE RISKS DESCRIBED IN PART I, ITEM IA, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED SUBSEQUENTLY BY THE COMPANY WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.

FIRSTCASH INVESTOR RELATIONS 3 COMPANY OVERVIEW FIRSTCASH IS THE LEADING INTERNATIONAL OPERATOR OF PAWN STORES WITH OVER 2,750 RETAIL PAWN LOCATIONS AND 17,000 EMPLOYEES IN 24 U.S. STATES, THE DISTRICT OF COLUMBIA AND FOUR COUNTRIES IN LATIN AMERICA INCLUDING MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR… Pawn stores are neighborhood-based retail locations that buy and sell pre-owned consumer products such as jewelry, electronics, tools, appliances, sporting goods and musical instruments PAWN INDUSTRY Grow revenues and income by opening new retail pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores BUSINESS STRATEGY Provide a quick and convenient source of value-priced merchandise and small secured consumer loans, also known as pawn loans, to unbanked, under-banked and credit-challenged customers MISSION

FIRSTCASH INVESTOR RELATIONS 4 $93 $275 $114 $107 $93 $368 $482 $588 $0 $100 $200 $300 $400 $500 $600 2017 2018 2019 2020 Th ou sa nd s Cumulative Current Year Annual dividend per share; Future cash dividends subject to Board of Directors approval INCREASING DIVIDEND GROWTH CREATING SHAREHOLDER VALUE Years Ended December 31, — Shares Repurchased $ in Millions 2,111 2,473 2,679 2,748 0 500 1,000 1,500 2,000 2,500 3,000 2017 2018 2019 2020 $0.77 $0.91 $1.02 $1.08 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2017 2018 2019 2020 21% compound annual growth rate over last 5 years – Investing in new stores, acquisitions and real estate STORE GROWTH Since 2017… SHARE REPURCHASES

FIRSTCASH INVESTOR RELATIONS 5 66 123 282 595 906 2,085 2,473 2,748 1988 1989 - 1996 1997 - 2001 2002 - 2005 2006 - 2010 2011 - 2013 2014 - 2016 2017 - 2019 2020 FIRSTCASH HISTORY FIRST STORE 1988 HALTOM CITY, TX USA FIRST ACQUIRED STORE SUITLAND, MD USA ● FIRST STORES IN MEXICO ● 100TH DE NOVO STORE WORLDWIDE 100+ STORES IN MEXICO OVER 260 DE NOVO STORES OPENINGS 500TH LATAM STORE OPENED DESPITE THE CHALLENGES OF 2020 — LATIN AMERICA: 75 DE NOVO AND 40 ACQUIRED DOMESTIC: 22 ACQUIRED IN TEXAS AND THE CAROLINAS LONG-TERM BUSINESS PLAN IS TO GROW REVENUES AND INCOME BY OPENING NEW (“DE NOVO”) RETAIL PAWN LOCATIONS, ACQUIRING EXISTING PAWN STORES IN STRATEGIC MARKETS AND DRIVING SAME-STORE SALES ● 500TH DE NOVO STORE OPENED ● 300+ TOTAL STORES IN MEXICO ● CASH AMERICA MERGER (OVER 800 U.S. STORES) ● MAXI PRENDA ACQUISITION (FIRST STORES IN GUATEMALA & EL SALVADOR) ● 530+ STORE ACQUISITION ● FIRST STORES IN COLOMBIA As of 12/31/2020

“ABOUT 53 MILLION U.S. ADULTS DON’T HAVE CREDIT SCORES. ANOTHER ROUGHLY 56 MILLION HAVE SUBPRIME SCORES. SOME HAVE A CHECKERED BORROWING HISTORY OR HIGH DEBT LOADS. BUT OTHERS, BANKS POINT OUT, JUST DON’T HAVE TRADITIONAL BORROWING BACKGROUNDS, OFTEN BECAUSE THEY ARE NEW TO THE U.S. OR PAY FOR MOST EXPENSES WITH CASH” — THE WALL STREET JOURNAL SEPTEMBER 2019

FIRSTCASH INVESTOR RELATIONS 7 PAWN LOAN OVERVIEW $78 $198 $0 $50 $100 $150 $200 $250 LATAM U.S. Loans Fully Collateralized with Personal Property R SETAIL ALES TYPICAL MARGIN: 35% - 45% P S FAWN ERVICE EES MONTHLY YIELD: 12% - 13% C DUSTOMER OES NOT REPAY LOAN OR FEE CUSTOMER REPAYS LOAN & PAWN SERVICE FEE ~25% - 30% ~70% - 75% CUSTOMER ENTERS STORE WITH PERSONAL ASSET ~25% ~75% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) Total transaction time less than 15 minutes TYPICAL PAWN TRANSACTION CYCLE – TYPICALLY 30-TO-60-DAY TERM – AVERAGE LOAN SIZE: PAWN LOANS ARE SMALL AND AFFORDABLE WITH A SHORT DURATION – DESIGNATED ESSENTIAL BUSINESS IN MOST JURISDICTIONS – COLLATERAL HELD IN SECURE BACKROOM OF STORE – RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS FIRSTCASH SERVES UNDERBANKED AND CASH CONSTRAINED CONSUMERS Results as of 12/31/2020

FIRSTCASH INVESTOR RELATIONS 8 DIVERSIFIED REVENUE STREAM Pawn Merchandise Sales and Pawn Lending Activities PAWN FEES 28% RETAIL SALES 66% SCRAP JEWELRY SALES 6% PAWN FEES 50% SCRAP JEWELRY SALES 2% RETAIL SALES 48% $1.6B TOTAL REVENUE $0.9B NET REVENUE TTM results as of 12/31/2020

FIRSTCASH INVESTOR RELATIONS 9 PAWN COLLATERAL AND INVENTORY COMPOSITION Results as of 12/31/2020 JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER PAWN COLLATERAL INVENTORY U.S. SEGMENT PAWN COLLATERAL INVENTORY LATAM SEGMENT PAWN COLLATERAL INVENTORY CONSOLIDATED 67% 36% 58% 14% 23%46% 54% 44% 51% 14% 21%39% 8% 10% 12% 11% 9% 6%

FIRSTCASH INVESTOR RELATIONS 10 SUSTAINABILITY IS CORE TO FIRSTCASH REPLACING TAKE MAKE  DISPOSE WITH BUY  USE  RETURN NEIGHBORHOOD-BASED STORES CONTRIBUTE TO THE MODERN “CIRCULAR ECONOMY” PAWN SHOPS PIONEERED CIRCULAR ECONOMY INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD EXTENDING LIFE CYCLE OF CONSUMER PRODUCTS LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES CARBON FOOTPRINT OF MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES SAVING WATER AND CARBON EMISSIONS WITH NO PACKAGING OR HAZARDOUS WASTE BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS SAFE ENVIRONMENT

FIRSTCASH INVESTOR RELATIONS 11 CUSTOMER AND EMPLOYEE PROTECTIONS — STRICT COVID-19 SAFETY PROTOCOLS — ROBUST CONSUMER AND CORPORATE COMPLIANCE PROGRAMS — PRIVACY AND DATA PROTECTION POLICIES COMMITMENT TO SOCIAL RESPONSIBILITY EMPLOYEE EMPOWERMENT — EMPLOYEE-TRAINING PROGRAMS THAT PROMOTE CUSTOMER SERVICE, PRODUCTIVITY AND PROFESSIONALISM — SPECIALIZED SKILL TRAINING PROGRAMS IN LENDING PRACTICES, MERCHANDISE VALUATION AND REGULATORY COMPLIANCE — PROFIT SHARING, COMMISSION AND BONUS PROGRAM WHICH PAYS ON AVERAGE 4-5% OF GROSS PROFIT TO EMPLOYEES DIVERSE WORKPLACE 46% 54% 46% 54% ALL EMPLOYEES MANAGEMENT GLOBAL GENDER WOMEN MEN 64% 36% 70% 30% ALL EMPLOYEES MANAGEMENT U.S. RACE & ETHNICITY DIVERSE NON-DIVERSE U.S. Race and Ethnicity Demographics as of December 31, 2020

OVERVIEW LATIN AMERICA OVER 1,700 LATIN AMERICA LOCATIONS IN FOUR COUNTRIES o LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE o SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION o RUNWAY FOR CONTINUED STORE OPENINGS AND STRATEGIC ACQUISITIONS IN MEXICO FIRSTCASH INVESTOR RELATIONS 12 BOGOTA, COLOMBIA MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR

FIRSTCASH INVESTOR RELATIONS 13 FIRSTCASH LATAM GROWTH — REVENUE AND STORE COUNT $368 $417 $487 $557 $671 $553 $368 $485 $573 $666 $803 $725 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2015 2016 2017 2018 2019 2020 Total Revenue, USD $ CC Revenue, 2015 MXN @ 15.85 REVENUE GROWTH Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017, 2018, 2019 and 2020 amounts using the average exchange rate for the year ended December 31, 2015 607 647 690 707 795 864 130 308 309 672 828 838 737 955 999 1,379 1,623 1,702 2015 2016 2017 2018 2019 2020 De Novo Openings Acquisitions STORE COUNT 38 41 45 52 89 7532 179 5 366 163 4070 220 50 418 252 115 2015 2016 2017 2018 2019 2020 De Novo Openings Acquisitions STORE ADDITIONS BY YEAR

FIRSTCASH INVESTOR RELATIONS 14 FOURTH QUARTER TRENDS – LATIN AMERICA OPERATIONS MEXICO SEGMENT MARGIN BY QUARTER LATAM RETAIL SALES MARGIN AND SEGMENT PROFIT MARGIN BY QUARTER MEXICO SAME-STORE PAWN RECEIVABLES AND LOAN ORIGINATIONS COMPARED TO PRIOR-YEAR 36% 35% 35% 36% 37% 35% 34% 32% 35% 36% 37% 38% 22% 23% 23% 24% 22% 22% 22% 21% 21% 17% 19% 21% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Q 1 Q 2 Q 3 Q 4- 20 18 Q 1 Q 2 Q 3 Q 4- 20 19 Q 1 Q 2 Q 3 Q 4- 20 20 Retail Sales Margin Segment Profit Margin 90% 66% 83% 87% 86% 91% 69% 86% 94% 91% 0% 20% 40% 60% 80% 100% 03 /0 1/ 20 03 /1 5 03 /2 9 04 /1 2 04 /2 6 05 /1 0 05 /2 4 06 /0 7 06 /2 1 07 /0 5 07 /1 9 08 /0 2 08 /1 6 08 /3 0 09 /1 3 09 /2 7 10 /1 1 10 /2 5 11 /0 8 11 /2 2 12 /0 6 12 /2 0 01 /0 3 01 /1 7 01 /3 1 02 /1 4/ 21 Pawn Receivables Loan Originations (Trailing 30 Days) Loan Originations + Buys (Trailing 30 Days) 92% 73% 79% 90% 91%

FIRSTCASH INVESTOR RELATIONS 15 PROVEN NEW STORE OPENING PROCESS AND RAPID PAYBACK MODEL NEW STORE INVESTMENT (USD $) CAP EX — LEASEHOLD IMPROVEMENTS & FIXTURES — COMPUTER & SECURITY EQUIPMENT $181,000 START-UP LOSSES — PRE-OPENING — FIRST SIX MONTHS OF OPERATION $26,000 TOTAL STORE INVESTMENT $207,000 WORKING CAPITAL (USD $) FIRST YEAR FOR NEW STORE — OPERATING CASH — LOAN FUNDING — INVENTORY $93,000 1 YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 $0 $100 $200 $300 $400 $500 $600 REVENUE TYPICAL MEXICO NEW STORE RAMP  STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT  STATE OF THE ART SECURITY TECHNOLOGY  CONSISTENT PROCESS ENSURES THE NEW STORES ARE DELIVERED ON TIME AND WITHIN BUDGET  OPENED FIRST STORES IN MEXICO IN 1999  EXPERIENCED REAL ESTATE DEVELOPMENT TEAM  PROVEN SITE SELECTION STRATEGY SAME SITE AFTER REDEVELOPMENTUNDEVELOPED SITETYPICAL MEXICO NEW STORE RAMP YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 -$30 $0 $30 $60 $90 $120 STORE LEVEL INCOME (PRE-TAX) 1 Peso to dollar exchange rate of 19.3 DE NOVO STORE OPENING – COLIMA CITY, COLIMA MEXICO

OVERVIEW UNITED STATES OVER 1,000 U.S. LOCATIONS IN 24 STATES AND THE DISTRICT OF COLUMBIA o OPERATIONS FOCUSED IN STATES WITH: – GROWING POPULATIONS – FAVORABLE DEMOGRAPHICS – STABLE REGULATIONS o SIGNIFICANT UNDERBANKED DEMOGRAPHICS o CONTINUED OPPORTUNITIES FOR ACQUISITIONS IN EXISTING MARKETS – HIGHLY FRAGMENTED INDUSTRY – PRIMARILY ROLLUPS OF SMALL INDEPENDENT OPERATORS (1 TO 30 STORES) FIRSTCASH INVESTOR RELATIONS 16 ATLANTA, GEORGIA USA

FIRSTCASH INVESTOR RELATIONS 17 U.S. OPERATIONS — OVER 1,000 LOCATIONS 27 27 22 2018 2019 2020 U.S. ACQUIRED STORES BY YEAR Store counts as of 12/31/2020 NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 31 27 27 423 6 1 6 28 1 18 25 26 23 23 63 50 438 75 51 25 6 28 MD 29 DC 3 FORT WORTH, TX FIRSTCASH HEADQUARTERS RECENT U.S. ACQUISITIONS 1,046 RETAIL PAWN STORE LOCATIONS — 22 PAWN STORES IN Q4 OF 2020  12 STORES IN TX, 9 IN NC AND 1 IN SC

FIRSTCASH INVESTOR RELATIONS 18 MEXICO SEGMENT MARGIN BY QUARTER U.S. RETAIL SALES MARGIN AND SEGMENT PROFIT MARGIN BY QUARTER U.S. SAME-STORE PAWN RECEIVABLES AND LOAN ORIGINATIONS COMPARED TO PRIOR-YEAR FOURTH QUARTER TRENDS – U.S. OPERATIONS 35% 37% 37% 37% 37% 38% 38% 39% 39% 42% 44% 45% 20% 18% 19% 22% 21% 18% 20% 22% 21% 18% 16% 21% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Q 1 Q 2 Q 3 Q 4- 20 18 Q 1 Q 2 Q 3 Q 4- 20 19 Q 1 Q 2 Q 3 Q 4- 20 20 Retail Sales Margin Segment Profit Margin 85% 62% 82% 85% 81% 86% 63% 86% 91% 85% 0% 20% 40% 60% 80% 100% 03 /0 1/ 20 03 /1 5 03 /2 9 04 /1 2 04 /2 6 05 /1 0 05 /2 4 06 /0 7 06 /2 1 07 /0 5 07 /1 9 08 /0 2 08 /1 6 08 /3 0 09 /1 3 09 /2 7 10 /1 1 10 /2 5 11 /0 8 11 /2 2 12 /0 6 12 /2 0 01 /0 3 01 /1 7 01 /3 1 02 /1 4/ 21 Pawn Receivables Loan Originations (Trailing 30 Days) Loan Originations + Buys (Trailing 30 Days) START OF CARES ACT STIMULUS PAYMENTS 96% 60% 70% 81% 77% START OF CRRSAA ACT 2ND ROUND OF STIMULUS PAYMENTS

FIRSTCASH INVESTOR RELATIONS 19 LIMITED REGULATORY EXPOSURE $118 $93 $77 $56 $20 $2 7% 5% 4% 3% 1% 0% 0% 2% 4% 6% 8% 10% $0 $30 $60 $90 $120 $150 2015 2016 2017 2018 2019 2020 CONSUMER LOAN REVENUE Gross Consumer Loan Revenue % of Consolidated Revenue 335 271 258 158 41 114 113 113 113 82 64 63 8 6 531 448 434 279 47 0 0 100 200 300 400 500 600 2015 2016 2017 2018 2019 2020 CONSUMER LOAN LOCATIONS Inside Pawn Stores Cashland (Ohio) Consumer Loans Only o PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES BECAUSE THEY: — ARE COLLATERALIZED WITH A TANGIBLE ASSET — ARE NON-RECOURSE LOANS — HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES — DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS OR NEGATIVE CREDIT REPORTING o REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA — NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS — STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO: ENACTED MARCH 28, 2017 – WASHINGTON: ENACTED JULY 24, 2015 – ARIZONA: ENACTED JULY 24, 2014 – NEVADA: ENACTED OCTOBER 1, 2011 STABLE REGULATORY CLIMATE FOR PAWN Pro Forma Including Cash America — $ in Millions CONSUMER LENDING EXIT

FIRSTCASH INVESTOR RELATIONS 20 FINANCIAL HIGHLIGHTS MERIDA, YUCATAN MEXICO

FIRSTCASH INVESTOR RELATIONS 21 DILUTED EARNINGS PER SHARE OPERATING RESULTS NET INCOME EBITDA $1 44 $1 53 $ 16 5 $1 07 $1 31 $1 58 $1 68 $1 25 $0 $50 $100 $150 $200 2017 2018 2019 2020 Net Income Adjusted Net Income $2 50 $ 27 5 $2 99 $2 14 $2 73 $2 84 $3 04 $2 37 $0 $100 $200 $300 $400 2017 2018 2019 2020 EBITDA Adjusted EBITDA $3 .0 0 $3 .4 1 $3 .8 1 $2 .5 6 $2 .7 4 $3 .5 3 $3 .8 9 $3 .0 1 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 2017 2018 2019 2020 GAAP EPS Adjusted EPS Years Ended December 31, — $ in Millions, Except per Share Amounts

FIRSTCASH INVESTOR RELATIONS 22 $300 $300 $300 $500 $500 $335 $356 $200 $40 $123 $635 $656 $500 $540 $623 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 $0 $100 $200 $300 $400 $500 $600 $700 $800 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 2024 Sr. Notes 2028 Sr. Notes Bank Lines of Credit $220 $243 $232 $222 $235 $218 $222 $292 $0 $50 $100 $150 $200 $250 $300 $350 2017 2018 2019 2020 Cash Flow from Operating Activities Free Cash Flow RECORD FREE CASH FLOWS IN 2020; RECENT BOND REFINANCING STRENGTHENS BALANCE SHEET LEVERAGE HISTORYCASH FLOW FROM OPERATING ACTIVITIES AND FREE CASH FLOW1 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 2 Adjusted EBITDA, which is a component used in the calculation of the Net Debt Ratio, is a non-GAAP financial measure; See Company’s 01/28/2021 press release for a calculation of the Net Debt Ratio Net Debt to Adjusted EBITDA2

FIRSTCASH INVESTOR RELATIONS 23 $93 $275 $114 $107 $93 $368 $482 $588 46.9 43.6 42.3 41.0 20.0 25.0 30.0 35.0 40.0 45.0 50.0 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2017 2018 2019 2020 SH A RE S O U TS TA N D IN G (M IL LI O N S) S H A RE R E PU RC H A SE S (M IL LI O N S) Annual Repurchases – Current Year Repurchases – Cumulative Shares Outstanding $0.125 $0.19 $0.22 $0.25 $0.27 $0.125 $0.19 $0.22 $0.25 $0.27 $0.125 $0.19 $0.22 $0.25 $0.27 $0.19 $0.20 $0.25 $0.27 $0.27 $0.57 $0.77 $0.91 $1.02 $1.08 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2016 2017 2018 2019 2020 Qtr 1 Qtr 2 Qtr 3 Qtr 4 CASH DIVIDENDS & SHARE REPURCHASES CASH DIVIDEND HISTORY 7.7 Million shares repurchased represents 16% of share count at merger ACTIVE SHARE REPURCHASE PROGRAM

FIRSTCASH INVESTOR RELATIONS 24 GROWTH INVESTMENTS & SHAREHOLDER PAYOUTS The Last 10+ Years (since 2009) — $ in Millions $2.1 BILLION (SINCE 2009) $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 CUMULATIVE TOTAL $2.1 BILLION $486 $1,015 $597 STOCK REPURCHASES & DIVIDENDS ‒ 12,901,506 SPLIT-ADJUSTED SHARES REPURCHASED ‒ $186 MILLION IN CUMULATIVE DIVIDENDS PAID ACQUISITIONS ‒ 237 STORES ACQUIRED IN U.S. ‒ 869 STORES ACQUIRED IN LATIN AMERICA CAPITAL EXPENDITURES ‒ 716 DE NOVO STORE OPENINGS ‒ 195 STORE PROPERTIES PURCHASED (SINCE 2009) ‒ 199 STORE PROPERTIES CURRENTLY OWNED Results as of 12/31/2020

FIRSTCASH INVESTOR RELATIONS 25 INVESTMENT RECAP PAWN EXCLUSIVE BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ FULL-SERVICE LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RESILIENT BUSINESS MODEL PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW ‒ RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND COMPETITION IS LIMITED STRONG BALANCE SHEET FUNDS GROWTH, ACQUISITIONS, SHARE BUYBACKS AND DIVIDENDS With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas…

FIRSTCASH INVESTOR RELATIONS 26 APPENDIX CORPUS CHRISTI, TEXAS USA

FIRSTCASH INVESTOR RELATIONS 27 NON-GAAP FINANCIAL INFORMATION THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED IN SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. PLEASE REFERENCE THE 10-K FILED ON 02/01/2021 FOR FURTHER EXPLANATION.

FIRSTCASH INVESTOR RELATIONS 28 RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES Reconciliation of Cash Flow From Operating Activities to Free Cash Flow & Adjusted Free Cash Flow ADJUSTED FREE CASH FLOW YEAR ENDED DECEMBER 31, 2017 2018 2019 2020 CASH FLOW FROM OPERATING ACTIVITIES $220,357 $243,429 $231,596 $222,264 CASH FLOW FROM INVESTING ACTIVITIES: LOAN RECEIVABLES, NET1 40,735 10,125 34,406 107,008 PURCHASES OF FURNITURE, FIXTURES, EQUIPMENT AND IMPROVEMENTS (25,971) (35,677) (44,311) (37,543) FREE CASH FLOW 235,121 217,877 221,691 291,729 MERGER AND ACQUISITION EXPENSES PAID, NET OF TAX BENEFIT 6,659 7,072 1,276 991 ADJUSTED FREE CASH FLOW $241,780 $224,949 $222,967 $292,720 YEAR ENDED DECEMBER 31, 2017 2018 2019 2020 NET INCOME $143,892 $153,206 $164,618 $106,579 INCOME TAXES 28,420 52,103 59,993 37,120 DEPRECIATION AND AMORTIZATION 55,233 42,961 41,904 42,105 INTEREST EXPENSE 24,035 29,173 34,035 29,344 INTEREST INCOME (1,597) (2,444) (1,055) (1,540) EBITDA 249,983 274,999 299,495 213,608 ADJUSTMENTS: MERGER AND ACQUISITION EXPENSES 9,062 7,643 1,766 1,316 NON-CASH FOREIGN CURRENCY (GAIN) LOSS RELATED TO LEASE LIABILITY - - (933) 1,249 NON-CASH WRITE-OFF OF CERTAIN CASH AMERICA MERGER RELATED LEASE INTANGIBLES - - - 7,055 NON-CASH IMPAIRMENT OF CERTAIN OTHER ASSETS - - - 1,900 CONSUMER LENDING WIND-DOWN COSTS AND ASSET IMPAIRMENTS - 1,514 3,454 109 LOSS ON EXTINGUISHMENT OF DEBT 14,114 - - 11,737 ADJUSTED EBITDA $273,159 $284,156 $303,782 $236,974 Reconciliation of Net Income to EBITDA and Adjusted EBITDA ADJUSTED EBITDA 1 Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral

FIRSTCASH INVESTOR RELATIONS 29 YEAR ENDED DECEMBER 31, 2017 2018 2019 2020 IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE NET INCOME $143,892 $3.00 $153,206 $3.41 $164,618 $3.81 $106,579 $2.56 ADJUSTMENTS, NET OF TAX: MERGER AND ACQUISITION EXPENSES 5,710 0.12 5,412 0.12 1,276 0.03 991 0.02 CONSUMER LENDING WIND-DOWN COSTS AND ASSET IMPAIRMENTS - - 1,166 0.03 2,659 0.06 84 - NET TAX BENEFIT FROM TAX ACT (27,269) (0.57) (1,494) (0.03) - - - - NON-CASH FOREIGN CURRENCY (GAIN) LOSS RELATED TO LEASE LIABILITY - - - - (653) (0.01) 874 0.02 NON-CASH WRITE-OFF OF CERTAIN CASH AMERICA MERGER RELATED LEASE INTANGIBLES - - - - - - 5, 432 0.13 NON-CASH IMPAIRMENT OF CERTAIN OTHER ASSETS1 - - - - - - 1,463 0.04 ACCRUAL OF PRE-MERGER CASH AMERICA INCOME TAX LIABILITY - - - - - - 693 0.02 LOSS ON EXTINGUISHMENT OF DEBT 8,892 0.19 - - - - 9,037 0.22 ADJUSTED NET INCOME $131,225 $2.74 $158,290 $3.53 $167,900 $3.89 $125,153 $3.01 RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES (CONTINUED) Reconciliation of Net Income to Adjusted Net Income ADJUSTED NET INCOME 1 Impairment related to a non-operating asset in which the Company determined that an other than temporary impairment existed as of March 31, 2020

FIRSTCASH INVESTOR RELATIONS 30 CONSTANT CURRENCY CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE INVESTORS WITH VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR- YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS, RESPECTIVELY. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR.

GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 FIRSTCASH INVESTOR RELATIONS 31